Exhibit 10.20B
ADDENDUM 2 TO EXHIBIT A
TECHNOLOGY SCHEDULE
to the
TECHNOLOGY LICENSE AGREEMENT
For
SONICS MX™ IP CORE*
     This Addendum 2 to Exhibit A Technology Schedule (“Technology Schedule”) is entered into between Toshiba Corporation, a Japanese corporation with principal offices at 1-1, Shibaura 1-Chome, Minato-Ku, Tokyo 105-8001, Japan (“Licensee”) and Sonics, Inc., a Delaware corporation with principal offices at 2440 West El Camino Real, Suite 600, Mountain View, California 94040 (“Sonics”) as of July 30, 2004 (“Effective Date”), under which Sonics will license to Licensee, Sonics Intellectual Property Rights associated with the Sonics Licensed Core and the Deliverables listed below subject to the terms and conditions of this Technology Schedule and the Technology License Agreement (“Agreement”) executed on March 26, 2003, and amended and restated on October 29, 2003.
     WHEREAS, Sonics wishes to make available to Licensee its currently in development Sonics MX™ IP Core (“SMX”) for analysis prior to its General Release;
     WHEREAS, [***].
     WHEREAS, upon General Release of SMX, Licensee shall obtain the rights to manufacture and sell Device(s) incorporating SMX IP Cores as detailed in the Agreement and this Technology Schedule.
     NOW THEREFORE, [***], Licensee shall receive the Deliverables and the licenses herein [***].
     1. Sonics Licensed Core:
          SMX IP Core
     SMX is a fully synthesizable, internally synchronous distributed full or partial crossbar interconnect with distinct request and response paths and memory mapped targets for low power applications.

* [***]: Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
ADDENDUM 2 TO EXHIBIT A

     2. Deliverables

SMX Deliverables	Confidential	Commercial	Delivery Date
Documentation
Relevant product guides and manuals and other related technical collaterals	Ö
Tools
CoreCreator Tool Suite (including user manuals)	Ö
SOCCreator Tool Suite (including user manuals)	Ö
Keys for the tools valid for one year	Ö
Design Data			[***].
SMX RTL Generator	Ö
Synthesis & Simulations			[***].
Synopsys Design Compiler Scripts Generator	Ö		[***].
Simulations Scripts Generator	Ö
Timing Analysis
Pre-layout Primetime template Generator	Ö
Verification & Test
Quick Models Generators	Ö
Simulation & Verification Test Bench RTL Generators	Ö
          3. License Rights and License Fee
     Pre-General Release Early Access Customer License:
          Prior to the delivery of the General Release of the SMX Deliverables to Licensee, Sonics hereby grants to Licensee a nonexclusive, nontransferable and worldwide license under Sonics Intellectual Property Rights, to use the pre-General Release SMX Deliverables internally, but without the rights in Section 2.1(b) of the Agreement to manufacture, have manufactured, sell, import, and otherwise distribute and dispose of Devices prior to the General Release of the SMX Deliverables.
     Post General Release License:
          Following the Delivery of the General Release of the SMX Deliverables to Licensee, Licensee may immediately thereafter use the SMX Deliverables to the full extent of its license rights in Section 2.1of the Agreement.
ADDENDUM 2 TO EXHIBIT A

License Fees:
     Licensee agrees to pay Sonics non-refundable license fees, as stated in the table below, in consideration of the license rights granted to Licensee and Subsidiaries in this Technology Schedule and in Section 2 of the Agreement. Licensee shall deliver to Sonics in writing a Commencement Notice within thirty (30) days of the start of development of each Device identifying the development project name to which the Deliverables are applied. If SMX did not perform technically as described and documented for any specific design, such design shall not count as a Device in the below table.

Number of Devices
Incorporating SMX	License Fee per Device
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
     The pricing of the initial Device (Device 1) in the above table is based upon Licensee paying the license fee associated with SiliconBackplane Devices 6 to 10 (under the terms and conditions of Section 3 to the Exhibit A Technology Schedule for SiliconBackplane and MemMax) in the amount of [***].
     If during the Term of this Technology Schedule, Licensee uses and pays for all of the License Uses for Devices in the above table, Licensee shall have the option to design and develop an additional [***] Devices under the terms and conditions of, and during the Term of, this Technology Schedule, at a License Fee of [***] per Device.
Payment schedule:
     The initial payment [***] for Device 1 in the above table is due upon the execution of the Technology Schedule and all following payments are due upon execution of the Commencement Notice net 30 days.
     4. Royalties
     Licensee agrees to pay Sonics a royalty for each Device incorporating a SMX IP Core Sold by Licensee or Subsidiaries in accordance with the Agreement and per this Technology Schedule as set forth below:

Royalty
(% of Net
Product	Total Devices	Sales)
	[***]	[***]
	[***]	[***]
SMX	[***]	[***]
	[***]	[***]
	[***]	[***]
     Total Device volume refers to the cumulative number of Devices Sold by Licensee or Subsidiaries under the terms of this Technology Schedule.
     [***].
     5. Maintenance and Support Fee
ADDENDUM 2 TO EXHIBIT A

     Licensee agrees to pay Sonics a non-refundable maintenance fee of [***] for Device 1 and then [***]% of the license fee for each subsequent Device commenced. The initial payment [***] is due upon the execution of the Technology Schedule and all following payments are due upon execution of each Commencement Notice net 30 days.
     The following services (“Maintenance”) shall be provided:
–	Sonics will assign a program manager as Licensee’s point of contact. The program manager will support Licensee with SMX and the Deliverables.
–	Sonics will provide Licensee with Updates on the date of general release.

–	Sonics will provide bug fixes in its general Update release dates.
–	If Licensee reports a bug or a problem, then Sonics will correct such problem and, depending on the severity of the problem, Sonics will provide Licensee with a fix as soon as commercially possible.
     Sonics will provide a training class at Sonics’ Mountain View training center for up to [***] Licensee engineers per class at a rate of [***] per class, plus any incurred travel expenses (discounted economy class travel) if such training class is held outside Sonics locations. Each training class will consist of the following:
–	Training on CoreCreator and Open Core Protocol interfaces.

–	Training on SOCCreator and the SMX.
System analysis using SOCCreator.
     The [***] of phone and email support for each Device incorporating SMX shall be included in the above Maintenance fee for each Device. If additional technical support is necessary, upon Toshiba’s written request for Sonics technical support and Sonics’ acceptance thereof, Toshiba shall pay to Sonics [***] for [***] of phone and email support on the Licensed Technology for that Device.  Additional technical support may be purchased for each Device in blocks of [***] for [***], up to a total of [***] for the initial Device (Device 1), and up to a total of [***] per Device for each subsequent Device, after which Toshiba shall receive technical support on such Device at no additional cost. Engineers at Toshiba not involved in any specific design project described in any Commencement Notice, but seeking general technical support by Sonics, may also request technical support at the rate of [***] for [***], but shall not be subject to the per Device maximum support cost. It is understood by the parties that the technical support described in this paragraph shall not include any of Engineering Services described in Section 6 below, which if required will be quoted separately.
     6. Additional Engineering Services
     Sonics will also offer additional engineering support services (“Engineering Services”) to Licensee as part of a separate, value-added engineering or design services consulting arrangement. The work required will be fully scoped to Licensee’s requirements and clearly defined in a separate “Statement of Work.”
     Such Engineering Services work will be delivered on either a fixed fee or a time-and-materials basis. Time-and-materials based Engineering Services will be charged using Sonics’ standard Engineering Services rates (currently [***] per engineer-day, plus travel and expenses).
     Engineering Services work may consist of, but are not limited to, the following type of activities:
•	Support in tailoring of the SB, MemMax, S3220, SMX and the Deliverables to Licensee’s design flow.
•	Support of Licensee during the core “hardening” (implementing the core into the targeted process) stage of development.
•	Support in Licensee’s core conversion to OCP compliance.
•	Support in the integration and interface of the SB, MemMax, S3220 or SMX within Licensee’s IC product design.
ADDENDUM 2 TO EXHIBIT A

•	Guidance in SB, MemMax, S3220 and SMX related issues during the system-level verification phase of the IC product development.
•	Memory Subsystem design
•	Custom OCP mergers splitters and cross bars
     7. Sublicense Fees and Royalties
     In the event Licensee or its Subsidiaries elects to grant to Sublicensees some or all of the sublicense rights pursuant to Section 2.1(c) of the Agreement, Licensee agrees to make the following payments under the following circumstances:
     Design Rights Fee: Subject to the restrictions on sublicensing contained in the Agreement, Licensee or its Subsidiaries may sublicense free-of-charge to Sublicensees the right for Sublicensees to internally use the Deliverables of SMX for the design and development of Devices embedded with SMX for which Sonics has previously received a Commencement Notice pursuant to Section 3 of this Exhibit A.
     Third-Party Manufacturing Rights Fee: Subject to the restrictions on sublicensing contained in the Agreement, for each sublicense granted by Licensee or its Subsidiaries to Sublicensees of the right to manufacture or have manufactured a Device embedded with SMX at a third-party semiconductor foundry (not at a Licensee semiconductor foundry) for sale or distribution by Sublicensees, Licensee shall pay to Sonics [***] for each Device containing one or more SMX cores.
     Royalties for Sales by Sublicensees: Subject to the restrictions on sublicensing contained in the Agreement, in the event that Devices embedded with SMX are manufactured by a third-party semiconductor foundry and Sold by a Sublicensee (rather than by Licensee or its Subsidiaries), Licensee shall pay Sonics a royalty for each Device Sold by such Sublicensee (or its wholly-owned subsidiaries) at the rate of [***] of the Net Sales of each Device. For the sake of clarification, all Devices shall be royalty bearing in one, and only one, of two ways: (i) each Device Sold by Licensee or its Subsidiaries shall be royalty bearing under Section 4 of this Technology Schedule and (ii) each Device Sold by Sublicensees that is manufactured at a Non-Toshiba Fabrication Facility shall be royalty bearing under this Section.
     Support and Training Fees: In the event Sonics is requested to provide support or training directly to Sublicensees, Licensee shall pay to Sonics (i) [***] for each [***]of support provided to each Sublicensee, and (ii) [***] for each training class (plus travel) provided to any Sublicensee.
     8. Term
     The term of this Technology Schedule shall begin on the Effective Date of this Technology Schedule and, unless earlier terminated as provided in the Agreement, shall continue for a period of [***] thereafter (the “Term”); provided that, the licenses granted under Section 2 of the Agreement shall remain in effect until the end of life of each Device for which a design activity was commenced during the Term (as evidenced by the prior submission of a Commencement Notice). Further, as provided in Section 8.14 of the Agreement, certain rights survive any such termination or expiration. In the event Licensee’s use of the Deliverables or SMX shall be enjoined for the reasons set forth in Section 8.2(b) of the Agreement, the Term shall be tolled during the period of enjoinment plus the amount of time necessary for end-users of the Device to verify any modifications to or replacements of the Deliverables.
     Further, it is the understanding of the parties that any provisions under the Agreement necessary for the parties to enjoy the rights of this Technology Schedule for SMX shall survive termination or expiration of the Agreement until the expiration or termination of this Technology Schedule, provided, however, that such survival shall not operate to extend the term of any other technology schedule for Sonics IP Cores or any license rights thereunder.
ADDENDUM 2 TO EXHIBIT A

     9. Program Managers

	Business Manager:	Technical Manager:
For Licensee:	[To be specified in an individual Commencement Notice]

For Sonics:	Hayssam Balach	John Ivie
	Managing Director – ASIA Pacific	Director, Applications Engineering
	2440 W. El Camino Real	2440 W. El Camino Real
	Suite 600	Suite 600
	Mountain View, CA 94040	Mountain View, CA 94040
	(650)605-6145	(650)938-2500 ext. 159
	Fax: (650)938-2577	Fax: (650)938-2577
	E-mail: hbalach@sonicsinc.com	E-mail: ivie@sonicsinc.com
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

SONICS, INC.		TOSHIBA CORPORATION

By:	/s/ Grant A. Pierce	By:	/s/ T. Moriyasu Aug. 19, 2004

Name:	Grant A. Pierce	Name:	T. Moriyasu
Title:	CEO	Title:	Executive Vice President
ADDENDUM 2 TO EXHIBIT A